DEBT	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
DEBT

6. DEBT

Long-term debt

The Company’s long-term debt obligations consist of the following (in US$ thousands):

	September 30, 2024	December 31, 2023

Secured Term Loan	$338,625	$387,000
Secured Revolving Credit Facility	14,062	10,000
Borrowings from Long-Term 24 Month Working Capital Facilities	6,046	11,479
Less: unamortized debt issuance costs	(4,004)	(5,170)
Total loans and borrowings	354,729	403,309
Less: current installments	(70,546)	(71,744)
Long-term debt, net of unamortized debt issuance costs and excluding current installments	$284,183	$331,565

2021 Secured Facilities Agreement

On November 4, 2021, the Company entered into a $860 million Secured Facilities Agreement (the “2021 Secured Facilities Agreement”). At inception, the $860 million Secured Facilities Agreement consisted of a $430 million term loan due by November 4, 2027 (the “Term Loan” or “Secured Term Loan”), a $80.0 million revolving credit facility due by November 4, 2025 (“RCF” or “Secured Revolving Credit Facility”), and a $350 million working capital facility that renews annually by mutual agreement of the Lenders and the Company.

Borrowings under the Term Loan and RCF facilities incur interest at the secured overnight financing rate (“SOFR”) for U.S. dollar denominated borrowings, or SAIBOR for Saudi Arabia Riyal borrowings, plus 2.6% to 3.0% per annum, varying based on the Company’s Net Debt / EBITDA ratio as defined in the 2021 Secured Facilities Agreement. As of September 30, 2024, and December 31, 2023, this resulted in interest rates of 8.22% and 8.23%, respectively, for U.S. dollar denominated borrowings, and interest rates of 8.76% and 8.58%, respectively, for Saudi Arabian Riyal borrowings. As of September 30, 2024, and December 31, 2023, the Company had drawn $338.6 million and $387.0 million, respectively, of the Term Loan, and $14.1 million and $10.0 million, respectively, of the RCF. As of September 30, 2024, and December 31, 2023, the Company had $65.9 million and $70.0 million, respectively, available to be drawn under the RCF.

The 2021 Secured Facilities Agreement also includes a working capital facility of $325 million and $325 million as of September 30, 2024, and December 31, 2023, respectively, for issuance of letters of guarantee, letters of credit and refinancing letters of credit into debt over a period of no more than two years, which carries an interest rate equal to SOFR for U.S. dollar denominated borrowings, or SIBOR for Saudi Arabia Riyal borrowings, for the applicable interest period, plus a margin of 1.25% to 1.5% per annum. As of September 30, 2024, and December 31, 2023, the Company had utilized $225.3 million and $178.6 million, respectively, under this working capital facility and the balance of $99.7 million and $146.4 million, respectively, was available to the Company.

The 2021 Secured Facilities Agreement includes covenants that specify maximum leverage (Net Debt / EBITDA) up to 3.50, minimum debt service coverage ratio (Cash Flow / Debt Service) of at least 1.25, and interest coverage (EBITDA / Interest) of at least 4.00. As of September 30, 2024, and December 31, 2023, the Company was in compliance with all financial and non-financial covenants under the 2021 Secured Facilities Agreement.

Short-term debt

The Company’s short-term debt obligations consist of the following (in US$ thousands):

	September 30, 2024	December 31, 2023

Short-term borrowings from working capital facilities	$54,598	$49,001
Less: unamortized debt issuance costs	(11)	(112)
Short-term debt, excluding current installments of long-term debt	$54,587	$48,889

Other debt information

Scheduled principal payments of long-term debt for periods subsequent to September 30, 2024, are as follows (in US$ thousands):

2024	$17,938
2025	82,795
2026	64,500
2027	193,500
Thereafter	-
Total long-term debt	$358,733